UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date Of Report (Date Of Earliest Event Reported): June 16, 2006
NANOPHASE TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 0-22333

Delaware	36-3687863
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
1319 Marquette Drive, Romeoville, Illinois 60446
(Address of Principal Executive Offices, Including Zip Code)
(630) 771-6700
(Registrant’s Telephone Number, Including Area Code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
Signature(s)
Distributor Agreement

Items to be Included in this Report
Item 1.01. Entry into a Material Definitive Agreement
     On June 16, 2006 Nanophase Technologies Corporation (the “Company”) received a fully-executed Z-COTE HP-2 Brand Supply Agreement (dated effective May 15, 2006) between the Company and BASF Corporation, pursuant to which the Company will supply patent-pending surface engineered nanoparticles for current and future products for BASF’s Z-COTE® MAX brand. A copy of the Supply Agreement is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     99.1 Z-COTE HP-2 Brand Supply Agreement dated May 15, 2006 between Nanophase Technologies Corporation and BASF Corporation*

*	Confidentiality requested. Confidential portions have been omitted and filed separately with the Commission as required by Rule 24b-2.
Signature(s)
     Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nanophase Technologies Corporation

Date: June 20, 2006	By:	/s/ JESS JANKOWSKI

JESS JANKOWSKI
Chief Financial Officer